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                                 EXHIBIT 10.43

                               November 11, 1996




Congress Financial Corporation (Northwest)
101 S.W. Main Street, Suite 725
Portland, OR 97204

          Re: SIXTEENTH AMENDMENT TO CARVER CORPORATION ACCOUNTS FINANCING AGREEMENT

Ladies and Gentlemen:

          This Sixteenth Amendment to Accounts Financing Agreement (this "Amendment") is for the purpose of amending the Accounts Financing Agreement [Security Agreement] which we entered into on or about December 20, 1990, as it has been previously amended (the "Accounts Financing Agreement").

          For valuable consideration, receipt and sufficiency of which are acknowledged, we agree as follows:

          1.   Section 2.7 is revised in its entirety as follows:

               "2.7 In addition to amounts otherwise available under the formulas described above, and notwithstanding the Maximum Credit limit, you will temporarily allow us an overadvance of up to the lesser of
               (i) fifty percent of the market value of that certain real property in Lynnwood, Washington, more fully described in Exhibit C hereto (the "Lynnwood Property") as established by an MAI appraisal satisfactory to you; or (ii)$1,000,000 (the lesser of (i) or (ii) being referred to hereinafter as the "Overadvance
               Limit"). All overadvance amounts shall bear interest at the rate prescribed in Section 3 hereof. The Overadvance Limit will be reduced by the following amounts, and any overadvance amounts in excess of such reduced Overadvance Limit must be repaid, on or before the dates listed below:

                     DATE                 REDUCTION AMOUNT

                    3/1/97                   $500,000

                    4/1/97                   $250,000

                    5/1/97                   $250,000


Any remaining balance of the overadvance shall be repaid in full on May 1, 1997.

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          2.   For the accommodation described in this Amendment, we agree to pay you a fee in the sum of $5,000.

          3. To induce you to accept this Amendment, we make the following representations, warranties, and covenants:

               (a) Each and every recital, representation, and warranty contained in this Amendment, the Accounts Financing Agreement, and the Deed of Trust is correct as of the date of this Amendment.

               (b) No event has occurred or is continuing which constitutes or, with the giving of notice, the passage of time, or both, would constitute, an Event of Default under the Accounts Financing Agreement.

          4. We shall pay all expenses, including attorney fees, which you incur in connection with the preparation and implementation of this Amendment and any related documents.

          5. Except as specifically provided above, the Accounts Financing Agreement remains fully valid, binding, and enforceable according to its terms.

          6. We waive and discharge any and all defenses, claims, counterclaims, and offsets which we may have against you and which have arisen or accrued up to the date of this Amendment. We acknowledge that you and your employees, agents and attorneys have made no representations or promises to us except as specifically reflected in this Amendment and in the written agreements which have been previously executed. In this connection, we specifically waive the provisions of California Civil Code Section 1542, which provides as follows:

               "A general release does not extend
               to claims which the creditor does
               not know or suspect to exist in his
               favor at the time of executing the
               release, which, if known by him,
               must have materially affected his
               settlement with the debtor."

                              Very truly yours,

                              CARVER CORPORATION


                              By /s/ John P. World
                                Its Executive Vice President


          The undersigned guarantor acknowledges that Congress Financial Corporation (Northwest) ("Congress") has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment. The undersigned guarantor nevertheless hereby (i) acknowledges and agrees to the terms and conditions of this Amendment; (ii) acknowledges that its guaranty remains fully valid, binding and enforceable; and (iii) waives any and all defenses, claims, counterclaims and offsets against Congress which may have accrued to date. In connection with these waivers, the undersigned guarantor specifically waives the provisions of California Civil Code Section 1542, which provides as follows:

               "A general release does not extend
               to claims which the creditor does
               not know or suspect to exist in his
               favor at the time of executing the
               release, which, if known by him,
               must have materially affected his
               settlement with the debtor."


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                              USS CORPORATION, dba US Sound


                              By /s/ John P. World
                              Its Secretary

ACCEPTED AND AGREED:

CONGRESS FINANCIAL CORPORATION (NORTHWEST)


By /s/ Drew Stawin
Its Vice President




















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